Securities and Exchange Commission

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2005

PERFICIENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas		78746
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (512) 531-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINATIVE AGREEMENT

On January 31, 2005, Perficient modified its credit facility with Silicon Valley Bank. The modification increased the total size of the Company’s Silicon Valley bank credit facilities from $10 million to $13 million by increasing the accounts receivable line of credit from $6 million to $9 million.  In addition, certain financial covenants were redefined to be more favorable to the Company.  A summary of the modified loan terms can be seen in a copy of the full text of the Loan Modification Agreement as attached hereto as Exhibit 10.1.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 2, 2005, Perficient, Inc. announced its financial results for the three months and year ended December 31, 2004.  A copy of the press release issued on February 2, 2005 concerning the financial results is filed herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

USE OF NON-GAAP FINANCIAL INFORMATION

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principals (“GAAP”), Perficient uses non-GAAP measures, such as EBITDA, which are adjusted from results based on GAAP to exclude certain expenses.  Perficient believes that these non-GAAP financial measures are important representations of a company’s financial performance and uses such non-GAAP information internally to evaluate and manage its operations.  These non-GAAP measures are provided to enhance the user’s overall understanding of our financial performance, but are not intended to be regarded as an alternative to or more meaningful than GAAP measures.  The non-GAAP measures presented may not be comparable to similarly titled measures presented by other companies.

ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD;  TRANSFER OF LISTING

On February 2, 2005, Perficient, Inc. announced that the NASDAQ Stock Market has approved the Company’s application to list its common stock on the NASDAQ National Market.  Previously, the Company was listed on the NASDAQ Small Cap Market and the Company is currently in the process of de-listing from the Boston Stock Exchange.  A copy of the press release issued on February 2, 2005 concerning the financial results is filed herewith as Exhibit 99.2.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

10.1                           Loan Modification Agreement dated January 24, 2005 by and among Perficient, Inc., Perficient Canada Corp., Perficient Genisys, Inc., Perficient Meritage, Inc., Perficient Zettaworks, Inc., and Silicon Valley Bank.

99.1                           Perficient, Inc. Press Release issued on February 2, 2005 announcing financial results for the three months and year ended December 31, 2004.

99.2                           Perficient, Inc. Press Release issued on February 2, 2005 announcing that the NASDAQ Stock Market has approved the Company’s application to list its common stock on the NASDAQ National Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date: February 3, 2005	By:	/s/ Michael D. Hill
Michael D. Hill
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1*

Loan Modification Agreement effective January 28, 2005, by and among Perficient, Inc., Perficient Canada Corp., Perficient Genisys, Inc., Perficient Meritage, Inc., Perficient Zettaworks, Inc., and Silicon Valley Bank.

99.1	Press release dated February 2, 2005, of the Registrant.

99.2	Perficient, Inc. Press Release issued on February 2, 2005 announcing that the NASDAQ Stock Market has approved the Company’s application to list its common stock on the NASDAQ National Market.

*                                         All schedules to this Exhibit 10.1 filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule to the Commission upon request.